UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

Box, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Jefferson Ave.

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(877) 729-4269

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	BOX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance and Sale of 3.0% Series A Convertible Preferred Stock

As previously reported on the Current Report on Form 8-K filed on April 8, 2021 by Box, Inc., a Delaware corporation (the “Company”), the Company entered into an Investment Agreement (the “Investment Agreement”) with Powell Investors III L.P., a Cayman Islands exempted limited partnership, KKR-Milton Credit Holdings L.P., a Cayman Islands exempted limited partnership, KKR-NYC Credit C L.P., a Delaware limited partnership, Tailored Opportunistic Credit Fund, an Australian trust and CPS Holdings (US) L.P., a Delaware limited partnership, which are managed or advised by KKR Credit Advisors (US) LLC or Affiliates thereto (collectively, “KKR”), relating to the issuance and sale of 500,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $500 million (the “Issuance”). The Investment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2021.

Prior to the consummation of the Issuance and as expressly contemplated by the Investment Agreement, KKR elected to syndicate a portion of the investment to certain investment partners. On May 12, 2021, the Company and KKR entered into a Joinder Agreement (the “Joinder Agreement”) with ALOHA European Credit Fund, L.P., Centerbridge Credit Partners Master, L.P., Centerbridge Special Credit Partners III-Flex, L.P., Future Fund Board of Guardians, Illinois State Board of Investment, Indiana Public Retirement System, Kennedy Lewis Capital Partners Master Fund II L.P., OHA AD Customized Credit Fund (International), L.P., OHA Artesian Customized Credit Fund I, L.P., OHA BCSS SSD II, L.P., OHA Black Bear Fund, L.P., OHA Centre Street Partnership, L.P., OHA Credit Solutions Master Fund II SPV, L.P., OHA Delaware Customized Credit Fund Holdings, L.P., OHA Delaware Customized Credit Fund-F, L.P., OHA Dynamic Credit ORCA Fund, L.P., OHA Enhanced Credit Strategies Master Fund, L.P., OHA KC Customized Credit Master Fund, L.P., OHA MPS SSD II, L.P., OHA SA Customized Credit Fund, L.P., OHA Strategic Credit Master Fund II, L.P., OHA Structured Products Master Fund D, L.P., OHA Tactical Investment Master Fund, L.P., OHAT Credit Fund, L.P., The Coca-Cola Company Master Retirement Trust (the “KKR-led Group” and collectively with KKR, the “Investors”), pursuant to which the KKR-led Group agreed to assume the obligations of KKR to purchase an aggregate of approximately $350 million of the $500 million in shares of Series A Preferred Stock to be issued in the Issuance, and each of the KKR-led Group agreed to become a “party”, “Permitted Investor Transferee”, and “Investor Party” under the Investment Agreement, be fully bound by, and subject to, all covenants, terms, conditions, obligations and provisions of the Investment Agreement applicable to a “party”, “Permitted Investor Transferee”, or an “Investor Party” and be fully entitled to all rights and interests under the Investment Agreement applicable to a “party”, “Permitted Investor Transferee”, or an “Investor Party”, in each case except as otherwise set forth in the Joinder Agreement.

On May 12, 2021 (the “Closing Date”), the Company consummated the Issuance with the Investors.

Registration Rights Agreement

On the Closing Date, in connection with the Issuance, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide to each of the Investors certain customary registration rights with respect to shares of the Company’s Series A Preferred Stock and shares of the Company’s class A common stock, par value $0.0001 per share (“Common Stock”), issued in connection with any conversion of the Series A Preferred Stock. In addition, the Company has agreed to customary indemnification provisions relating to indemnification for any material misstatements or omissions by the Company in connection with the registration of the Investors’ Common Stock and/or Series A Preferred Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Waiver of Voting Provisions in Investment Agreement

On May 13, 2021, the Company waived compliance by the Investors with the provisions of Section 5.11 of the Investment Agreement requiring the Investors to vote in the same manner as recommended by the Board (collectively, the “Voting Requirement”) resulting in the Investors being able to vote without restriction.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the written Waiver by the Company of the Voting Requirement, which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, pursuant to the terms of the Investment Agreement, on the Closing Date, the Company issued 500,000 shares of Series A Preferred Stock to the Investors. This issuance and sale were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Investors represented to the Company that they are “accredited investors” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends were affixed to any certificates evidencing shares of the Series A Preferred Stock or shares of the Common Stock issued in connection with any future conversion of the Series A Preferred Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 with respect to the Investment Agreement and the Registration Rights Agreement and in Item 5.03 with respect to the Certificate of Designations is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Director

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

KKR has the right to designate one member of the Board at the closing of the transactions contemplated by the Investment Agreement. KKR has designated John Park as the Series A Director and, accordingly, effective as of the Closing Date, the Board has appointed Mr. Park to serve as a Class III director to serve a term expiring at the 2023 annual meeting of the Company. Upon joining the Board, the Board appointed Mr. Park to the compensation committee and audit committee of the Board. There are no arrangements or understandings between Mr. Park, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Park was selected as a director.

Pursuant to the Investment Agreement, Mr. Park shall not be entitled to receive any compensation from the Company for his service. Mr. Park has executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 7, 2014, which provides for indemnification of the indemnitee to the fullest extent allowed by Delaware law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Certificate of Designations Designating Series A Preferred Stock

On May 11, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations designating the Series A Preferred Stock (the “Certificate of Designations”) and establishing the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of the shares of Series A Preferred Stock. The Certificate of Designations became effective upon filing.

Conversion Rights

The Series A Preferred Stock is convertible at the option of the holders thereof at any time into shares of Common Stock at an initial conversion price of $27.00 per share. At any time after the third anniversary of the Closing Date, if the volume weighted average price of the Common Stock exceeds 200% of the conversion price set forth in the Certificate of Designations, for at least 20 trading days in any period of 30 consecutive trading days, including the last day of such trading period, at the election of the Company, all of the Series A Preferred Stock will be convertible into the relevant number of shares of Common Stock.

Voting & Consent Rights

Holders of the Series A Preferred Stock are entitled to vote with the holders of the Common Stock on an as-converted basis. Holders of the Series A Preferred Stock are entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock, increases or decreases in the number of authorized shares of Series A Preferred Stock, and payments of special dividends in excess of an agreed upon amount.

Redemption Rights

At any time following the fifth anniversary of the Closing Date, the Company may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of (x) 100% of the then-current liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time on or after the fifth anniversary of the Closing Date and prior to the sixth anniversary of the Closing Date, (B) 102% if the redemption occurs at any time on or after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, and (C) 100% if the redemption occurs at any time on or after the seventh anniversary of the Closing Date.

At any time following the seventh anniversary of the Closing Date, each holder of the Series A Preferred Stock will have the right to cause the Company to redeem, ratably, in whole or, from time to time, in part, the shares of Series A Preferred Stock held by such holder for a per share amount in cash equal to the sum of (x) 100% of the then-current liquidation preference thereof, plus (y) all accrued and unpaid dividends.

Upon prior written notice of certain change of control events involving the Company, the shares of the Series A Preferred Stock shall automatically be redeemed by the Company for a repurchase price equal to the greater of (i) the value of the shares of Series A Preferred Stock as converted into Common Stock at the then-current conversion price and (ii) an amount in cash equal to 100% of the then-current liquidation preference thereof plus all accrued but unpaid dividends. In the case of clause (ii) above, the Company will also be required to pay the holders of the Series A Preferred Stock a “make-whole” premium consisting of dividends that would have otherwise accrued from the effective date of such change of control through the fifth anniversary of the Closing Date.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01. Other Events.

On May 12, 2021, the Company issued a press release (the “Press Release”) announcing the closing of the Investment Agreement and the transactions contemplated by the Investment Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designations Designating the Series A Convertible Preferred Stock

10.1	Registration Rights Agreement, dated May 12, 2021, by and among the Company and ALOHA European Credit Fund, L.P., Centerbridge Credit Partners Master, L.P., Centerbridge Special Credit Partners III-Flex, L.P., CPS Holdings (US) L.P., Future Fund Board of Guardians, Illinois State Board of Investment, Indiana Public Retirement System, Kennedy Lewis Capital Partners Master Fund II L.P., KKR-Milton Credit Holdings L.P., KKR-NYC Credit C L.P., OHA AD Customized Credit Fund (International), L.P., OHA Artesian Customized Credit Fund I, L.P., OHA BCSS SSD II, L.P., OHA Black Bear Fund, L.P., OHA Centre Street Partnership, L.P., OHA Credit Solutions Master Fund II SPV, L.P., OHA Delaware Customized Credit Fund Holdings, L.P., OHA Delaware Customized Credit Fund-F, L.P., OHA Dynamic Credit ORCA Fund, L.P., OHA Enhanced Credit Strategies Master Fund, L.P., OHA KC Customized Credit Master Fund, L.P., OHA MPS SSD II, L.P., OHA SA Customized Credit Fund, L.P., OHA Strategic Credit Master Fund II, L.P., OHA Structured Products Master Fund D, L.P., OHA Tactical Investment Master Fund, L.P., OHAT Credit Fund, L.P., Powell Investors III L.P., Tailored Opportunistic Credit Fund, The Coca-Cola Company Master Retirement Trust

10.2	Joinder Agreement, dated May 12, 2021, by and among the Company, Powell Investors III L.P., a Cayman Islands exempted limited partnership, KKR-Milton Credit Holdings L.P., a Cayman Islands exempted limited partnership, KKR-NYC Credit C L.P., a Delaware limited partnership, Tailored Opportunistic Credit Fund, an Australian trust and CPS Holdings (US) L.P., a Delaware limited partnership, and ALOHA European Credit Fund, L.P., Centerbridge Credit Partners Master, L.P., Centerbridge Special Credit Partners III-Flex, L.P., Future Fund Board of Guardians, Illinois State Board of Investment, Indiana Public Retirement System, Kennedy Lewis Capital Partners Master Fund II L.P., OHA AD Customized Credit Fund (International), L.P., OHA Artesian Customized Credit Fund I, L.P., OHA BCSS SSD II, L.P., OHA Black Bear Fund, L.P., OHA Centre Street Partnership, L.P., OHA Credit Solutions Master Fund II SPV, L.P., OHA Delaware Customized Credit Fund Holdings, L.P., OHA Delaware Customized Credit Fund-F, L.P., OHA Dynamic Credit ORCA Fund, L.P., OHA Enhanced Credit Strategies Master Fund, L.P., OHA KC Customized Credit Master Fund, L.P., OHA MPS SSD II, L.P., OHA SA Customized Credit Fund, L.P., OHA Strategic Credit Master Fund II, L.P., OHA Structured Products Master Fund D, L.P., OHA Tactical Investment Master Fund, L.P., OHAT Credit Fund, L.P., The Coca-Cola Company Master Retirement Trust

10.3	Waiver of Investment Agreement, dated May 13, 2021, by the Company

99.1	Press Release, dated May 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021	BOX, INC.

	By:	/s/ David Leeb
David Leeb Chief Legal Officer